Supplement Dated August 31, 2004

                            to the

                   Prospectus Dated April 30, 2004

The following supplements information presented under the caption "Legal Proceedings" on pages 14 and 15.

On July 27, 2004 the Court dismissed the class action lawsuit but gave plaintiffs leave to file an amended complaint.
The plaintiffs have not yet filed an amended complaint.

On August 26, 2004 each of (i) the Adviser and the
Company's President, (ii) a former employee of the Adviser; and
(iii) a former director of the Company consented to the entry of administrative orders issued by the Securities and Exchange Commission. The entry of these orders concluded the SEC investigations discussed under the caption "Legal Proceedings." The text of these orders (Rel. No. IA-2281; Rel. No. IA-2282; and Rel. No. IC-26581) may be found at the Securities and Exchange Commission's Internet site at http://www.sec.gov.

The following supplements information presented under the caption "How Shares are Priced" on page 16.

Effective June 30, 2004, the Funds' price private equity securities at their fair value as determined by the independent directors of the Company's Board of Directors.